UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 31, 2010
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     On August 4, 2010, LNB Bancorp, Inc. (the “Company”) entered into a privately-negotiated agreement (the “Exchange Agreement”) with certain holders of the Company’s non-pooled trust preferred securities (the “Sellers”) to purchase up to $2,125,000 aggregate principal amount of trust originated floating rate preferred securities (the “Floating Rate Trust Securities”) issued by LNB Trust I, an affiliated Delaware trust, and up to $2,125,000 aggregate principal amount of trust originated fixed rate preferred securities (the “Fixed Rate Trust Securities” and together with the Floating Rate Trust Securities, the “Trust Securities”) issued by LNB Trust II, an affiliated Delaware trust, held by the Sellers, as further described in the Current Report on Form 8-K filed by the Company on August 6, 2010. Pursuant to the Exchange Agreement, the Company purchased (1) $250,000 aggregate principal amount of Fixed Rate Trust Securities in exchange for 23,918 common shares of the Company in exchanges executed on August 11, 2010, (2) $200,000 aggregate principal amount of Fixed Rate Trust Securities in exchange for 21,688 common shares of the Company in exchanges executed on August 24, 2010 and (3) $1,675,000 aggregate principal amount of Fixed Rate Trust Securities and $2,125,000 aggregate principal amount of Floating Rate Trust Securities in exchange for 416,628 common shares of the Company in exchanges executed on August 31, 2010.
     The issuances by the Company of the common shares of the Company to the Sellers in exchange for the Trust Securities made under the Exchange Agreement were made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereunder on the basis that the transaction constituted an exchange with an existing holder of the Company’s securities and no commission or other remuneration outside the consideration under the Exchange Agreement was, or will be, paid or given directly or indirectly to any party for soliciting such exchange.

Item 7.01.	Regulation FD Disclosure.
     On August 31, 2010, the Company issued a press release announcing the completion of the exchange transactions pursuant to the Exchange Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of August 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: September 2, 2010	By:	/s/ Gary J. Elek
Gary J. Elek
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of August 31, 2010.